State Street Institutional Investment Trust

(the “Trust”)

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement Fund

(each a “Fund”, and collectively the “Funds”)

Supplement dated August 8, 2018 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2018, as supplemented

The following changes are effective as discussed below:

Effective upon the close of business on September 4, 2018, Class A shares of the Funds will be closed to purchases (including exchanges from other State Street Funds) by new shareholders; however, Class A shares of the Funds may continue to be offered through financial intermediaries that currently have relationships with the Funds (“Intermediaries”) and to current shareholders having accounts directly with the Funds.

Effective upon the close of business on October 5, 2018, the Funds will no longer accept orders from existing shareholders, including Intermediaries, to purchase additional Class A shares. The closing does not affect the availability of other share classes of the Funds.

Effective on or about October 12, 2018, all existing Class A shares of each Fund will be combined with Class I shares of the same Fund by converting Class A shares to a number of Class I shares having a net asset value equal to the net asset value of the Class A shares subject to the conversion. The conversion will be a non-taxable, load-waived, minimum-waived, transaction. There will be no change in the aggregate net asset value of a shareholder’s investment in a Fund resulting from the conversion.

Shareholders may redeem Class A shares of the Funds at any time until October 12, 2018. Effective immediately, shareholders may redeem Class A shares of the Funds without being subject to the deferred sales charges described in the Prospectus.

Please consult the Funds’ Prospectus for information about sales charges, fees and expenses applicable to Class I shares for subsequent purchases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPSSTRF2018